UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 8, 2004


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                 0-18292                         51-2152284
         (Commission File Number)     (IRS Employer Identification No.)

     1117 PERIMETER CENTER WEST, STE. N415
               ATLANTA, GEORGIA                    30338
         (principal executive offices)           (Zip Code)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Amended Current Report on Form 8-K/A is filed to report the financial information that was required to be presented as a result of the acquisition by Charys Holding Company, Inc. (the "Registrant") of all of the issued and outstanding capital stock of Personnel Resources of Georgia, Inc., a Georgia corporation (the "Acquisition"), as reported by the Registrant in its Current Report on Form 8-K filed with the Commission on August 23, 2004. The Acquisition was effective as of July 1, 2004. As a result of the Acquisition, Personnel Resources of Georgia, Inc. became a wholly-owned subsidiary of the Registrant.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

               See Item 9.01(a) attached herewith.

     (b)  Pro forma financial information.

               See Item 9.01(b) attached herewith.

                                                                    ITEM 9.01(A)





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated February 13, 2004 with respect to the financial statements of Personnel Resources of Georgia, Inc. for the years ended December 31, 2003 and 2002 included in the current report of Form 8-K/A dated October 13, 2004 of Charys Holding Company, Inc. filed with the Securities and Exchange Commission.

//s//

AGEE  FISHER,  LLC
Atlanta,  Georgia
October  13,  2004

PERSONNEL RESOURCES OF GEORGIA, INC.
---------------
FINANCIAL STATEMENTS
(with report of independent auditors)

YEARS ENDED DECEMBER 31, 2003 AND 2002

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Board of Directors and Shareholder
Personnel Resources of Georgia, Inc.
Atlanta, Georgia


We have audited the accompanying balance sheets of Personnel Resources of Georgia, Inc. (the "Company") as of December 31, 2003 and 2002, and the related statements of operations and accumulated deficit and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, and significant estimates made, by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Personnel Resources of Georgia, Inc. as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



AGEE FISHER, LLC
Atlanta, Georgia
February 13, 2004

                      PERSONNEL RESOURCES OF GEORGIA, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                                                            2003       2002
                                                         ----------  ---------
ASSETS
------

CURRENT ASSETS:
   Cash                                                  $ 159,611   $131,440
   Accounts receivable                                      68,264    102,767
   Loans receivable                                        157,753    192,412
   Prepaid expenses                                        209,196        -0-
                                                         ----------  ---------
      Total current assets                                 594,824    426,619

NET PROPERTY AND EQUIPMENT                                 104,948    155,447

DEPOSITS                                                    32,913     99,151
                                                         ----------  ---------

      TOTAL ASSETS                                       $ 732,685   $681,217
                                                         ==========  =========

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------

CURRENT LIABILITIES:
   Current portion of long-term debt                     $  84,415   $ 57,091
   Current portion of capital lease obligations              3,411     17,788
   Note Payable                                             33,800        -0-
   Accounts payable and accrued expenses                   107,087     90,842
   Accrued payroll liabilities                             247,287    301,840
   Unearned revenue                                        143,097     45,906
                                                         ----------  ---------
      Total current liabilities                            619,097    513,467

NONCURRENT LIABILITIES:
   Capital lease obligations, net of current portion           -0-      3,410
   Long-term debt, net of current portion                   15,267     40,183
                                                         ----------  ---------
      Total noncurrent liabilities                          15,267     43,593
                                                         ----------  ---------

      TOTAL LIABILITIES                                    634,364    557,060
                                                         ----------  ---------


SHAREHOLDER'S EQUITY:
   Common stock, no par value; 1,000 shares authorized,
      issued and outstanding                               213,959    213,959
   Accumulated deficit                                    (115,638)   (89,802)
                                                         ----------  ---------

TOTAL SHAREHOLDER'S EQUITY                                  98,321    124,157
                                                         ----------  ---------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY               $ 732,685   $681,217
                                                         ==========  =========


                       See notes to financial statements.

                      PERSONNEL RESOURCES OF GEORGIA, INC.
                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


                                           2003         2002
                                        -----------  -----------

REVENUES                                $4,595,514   $4,187,597

COST OF REVENUES                         3,102,148    2,885,980
                                        -----------  -----------

GROSS PROFIT                             1,493,366    1,301,617

OPERATING EXPENSES                       1,433,928    1,265,920
                                        -----------  -----------

NET INCOME FROM OPERATIONS                  59,438       35,697

OTHER INCOME (EXPENSE):
   Interest expense                         (1,858)      (2,635)
   Interest income                          18,649       14,746
   Other income                              1,639       16,624
                                        -----------  -----------

NET INCOME                                  77,868       64,432

SHAREHOLDER DISTRIBUTIONS                 (103,704)         -0-

ACCUMULATED DEFICIT, beginning of year     (89,802)    (154,234)
                                        -----------  -----------

ACCUMULATED DEFICIT, end of year        $ (115,638)  $  (89,802)
                                        ===========  ===========


                       See notes to financial statements.

                      PERSONNEL RESOURCES OF GEORGIA, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                    2003        2002
                                                                 ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                    $  77,868   $  64,432
   Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation expense                                       55,429      20,167
      Changes in:
         Accounts receivable                                        34,503     (56,861)
         Deposits                                                   66,238      14,253
         Prepaid expenses                                         (209,195)        -0-
         Accounts payable and accrued expenses                      16,245      90,842
         Accrued payroll liabilities                               (54,553)    301,840
         Unearned revenue                                           97,190         -0-
                                                                 ----------  ----------

            Net cash provided by operating activities               83,725     434,673
                                                                 ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                              (4,929)     (5,378)
   Change in loans receivable, net                                  34,658     (15,860)
   Purchase of existing business                                       -0-    (277,399)
                                                                 ----------  ----------

            Net cash provided by (used in) investing activities     29,729    (298,637)
                                                                 ----------  ----------


CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of capital lease obligations                          (17,787)    (16,312)
   Repayment of long-term debt                                     (57,092)    (24,065)
   Proceeds from long-term debt                                     59,500      35,000
   Increase in note payable, net of payments made                   33,800         -0-
   Distributions                                                  (103,704)        -0-
                                                                 ----------  ----------

            Net cash used in financing activities                  (85,283)     (5,377)
                                                                 ----------  ----------

NET INCREASE IN CASH                                                28,171     130,659

CASH, beginning of year                                            131,440         781
                                                                 ----------  ----------

CASH, end of year                                                $ 159,611   $ 131,440
                                                                 ==========  ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   AND NONCASH FINANCING ACTIVITIES:

      Cash paid during the year for interest                     $   1,858   $   2,635
                                                                 ==========  ==========

      Financed purchase of property and equipment                $     -0-   $  56,513
                                                                 ==========  ==========


                       See notes to financial statements.

                      PERSONNEL RESOURCES OF GEORGIA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


1.   Description of Business and Summary of Significant Accounting Policies:

     Business Activity
     ------------------
     Personnel Resources of Georgia, Inc. (the "Company"), formally Ayin Developing Company, Inc., was incorporated in January 2001, and is engaged in the business of employee leasing to various companies throughout the Southeast U.S., with a concentration in the State of South Carolina.

     Revenue  and  Direct  Cost  Recognition
     ---------------------------------------
     The Company accounts for its revenues in accordance with EITF 99-19, "Reporting Revenues Gross as a Principal Versus Net as an Agent". The Company's revenues are derived from its gross billings, which are based upon the payroll cost of its worksite employees and a markup computed as a percentage of the payroll cost. The gross billings are invoiced concurrently with each periodic payroll of its worksite employees. Revenues are recognized ratably over the payroll period as worksite employees perform their service at the client worksite. Because the Company is generally not responsible for the output and quality of work performed by the worksite employees, revenues in the accompanying statements of operations are presented net of worksite employee payroll costs (i.e. "net method").

     In determining the pricing markup component of the gross billings, the Company takes into consideration its estimates of the costs directly associated with its worksite employees, including payroll taxes, benefits and workers' compensation insurance costs, plus an acceptable gross profit margin. As a result, the Company's operating results are significantly impacted by its ability to accurately estimate, control and manage its direct costs relative to the revenues derived from the markup component of its gross billings.

     Consistent with its revenue recognition policy, the Company's direct costs do not include the payroll cost of its worksite employees. The Company's direct costs associated with its revenue generating activities are comprised of all other costs related to its worksite employees, such as the employer portion of payroll-related taxes, employee benefit plan premiums and workers' compensation insurance premiums.

     Property  and  Equipment
     ------------------------
     Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures determined to represent additions and betterments are capitalized. Cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of sale or retirement; any resulting gain or loss is reflected in the statement of operations. Depreciation is provided by use of accelerated methods over the estimated useful lives of the various assets.

     Estimates
     ---------
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Income  Taxes
     -------------
     The Company has elected, under the provisions of the Internal Revenue Code, to be taxed as an S Corporation. Under these provisions, the Company does not provide for, or pay, income taxes on its taxable income. The shareholder is liable for income taxes on the Company's taxable income. Thus, no provision for income taxes has been recorded.

2.   Financial Instruments and Credit Risk:

     Financial instruments subject to credit risk are cash and trade accounts receivable. The Company has cash deposits with large financial institutions that fluctuate in excess of federally insured limits. If these financial institutions were not to honor their contractual liability to the Company, then the Company could incur losses. Management is of the opinion that there is no risk because of the financial strength of these financial institutions. The Company extends unsecured credit to its client companies in the normal course of business. Management seeks to reduce risk of loss from non-payment by employing credit assessment procedures on prospective client companies and continual monitoring of receivables.

     Payment is generally due in advance of services such as scheduled payrolls, and in the event of non-payment, the Company will immediately suspend services to avoid potential loss. The Company utilizes the allowance method for accounting for bad debts; however, management considers all accounts fully collectible. Accordingly, no allowance for doubtful accounts is required.

3.   Loans Receivable:

     The Company has an unsecured net balance due on demand from an employee of $394,077 at December 31, 2003. Interest accrues and is payable annually at the prime rate (4% at December 31, 2003). The Company has an unsecured balance due from another employee of $25,668 at December 31, 2003. Interest accrues at 7%. The recorded values of these loans are reflected at what management believes to be the collectible balances. Due to the positions of these employees and ability of the Company to offset future bonuses and commissions against these loans if necessary, management does not believe these loans pose a credit risk to the Company.

4.   Property and Equipment:

                                         2003      2002
                                       --------  --------
     Software and computer equipment   $ 35,676  $ 31,986
     Furniture and fixtures              69,791    68,551
     Office equipment                     5,830     5,830
     Vehicles                            73,781    73,781
                                       --------  --------

                                        185,078   180,148
     Less accumulated depreciation       80,130    24,701
                                       --------  --------

                                        104,948  $155,447
                                       ========  ========

     Depreciation expense is $55,429 and $20,167 for the years ended December 31, 2003 and 2002.

5.   Capital Lease Obligations:

     The Company has entered into various capital lease agreements for property and equipment. For financial reporting purposes, minimum rental payments have been capitalized. The leases expire at various times over the next year. The leased property under capital leases as of December 31, 2003 has a cost of $30,956 and accumulated depreciation of $7,739. Depreciation of the equipment is included in depreciation expense. The future minimum lease payments under these capital leases for the year ending December 31, 2004 is $3,649 with $238 representing interest.

6.   Pension Plan:

     The Company sponsors and participates in a defined contribution pension plan consisting of fourteen participating companies. The plan covers all employees who have completed one year of service, consisting of at least 1,000 hours of service, and are age twenty-one or older. The Company may elect to make matching contributions based upon a percentage of the participant's deferred salary contributions. The Company may also elect to make additional contributions, the amount and timing of which is at the discretion of the Board of Directors. Pension plan costs are $2,941 and $9,444 for the years ended December 31, 2003 and 2002.

7.   Commitments:

     The Company entered into a non-cancelable operating lease agreement for office space expiring in 2007. Rental expense for the years ended December 31, 2003 and 2002 is $44,031 and $33,304. Future minimum rental payments under the non-cancelable operating lease agreement are as follows:

                         2004                           $30,000
                         2005                            30,000
                         2006                            30,000
                         2007                             7,500
                                                        -------

                                                        $97,500
                                                        =======

8.   Long Term Debt:

     Note payable to Ford Credit - interest of 0% per
     annum; payable $965 per month; maturing
     February 2005.  Secured by vehicle.                                    $13,507

     Note payable to GMAC - interest of 0% per
     annum; payable $1,111 per month; maturing
     December 2005.  Secured by vehicle.                                     26,675

     Note payable due to Wachovia - interest of prime
     Rate (4%) +1% per annum; payable $4,539 per month;
     maturing on January 26, 2005.                                           59,500
                                                                            -------
                                                                             99,682
         Less: Current portion                                               84,415
                                                                            -------

         Long-term portion                                                  $15,267
                                                                            =======

     The following are maturities of long-term debt:
                                            2004                            $84,415
                                            2005                             15,267
                                                                            -------
                                                                            $99,682
                                                                            =======

9.   Note Payable:

     Amount is due to an individual at 0% and is due upon demand.

10.  Business Acquisition:

     In April 2002, the Company purchased certain assets of an existing business for $20,000 and assumed certain debt and liabilities of $324,736. Total costs of $344,736 were allocated based on relative estimated fair market values to loan receivable ($176,552), property and equipment ($54,780), and deposit assets ($113,404).

11.  Contingencies:

     The Company had various workers compensation claims against it, all of which have been forwarded to its insurance company. Management believes that if any claim is found in favor of a claimant, the only anticipated financial exposure would be the workers compensation deductible. In the opinion of management, the outcome of such claims will not have a material effect on the financial statements.

     The Company is involved in certain legal actions which are in various stages of litigation, the outcomes of which are not determinable at this time. Management and legal counsel do not anticipate that there will be any material effect on the financial statements as a result of any action presently in progress.

12.  Reclassifications:

     Certain amounts in the 2002 financial statements have been reclassified to conform with the 2003 presentation.

                                   PERSONNEL RESOURCES OF GEORGIA, INC.
                                 CONDENSED INTERIM STATEMENTS OF OPERATIONS
                                                (UNAUDITED)


                                               Three Months Ended                     Six Months Ended
                                       ----------------------------------  --------------------------------------
                                        March 31, 2004    March 31, 2003       June 30, 2004       June 30, 2003
                                       ----------------  ----------------  ---------------------  ---------------

Net revenues                           $     1,078,744   $     1,037,715   $2,179,063$2,097,097

Cost of revenues                               837,769           754,277              1,572,242        1,475,154
                                       ----------------  ----------------  ---------------------  ---------------

Gross profit                                   240,975           283,438                606,821          621,943
                                       ----------------  ----------------  ---------------------  ---------------

Expenses:
  General operating expenses                   361,088           303,883                714,914          649,176
  Contingent penalty expense (Note 2)          301,000               -0-                301,000              -0-
  Bad debt expense (Note 2)                    244,420               -0-                244,420              -0-
                                       ----------------  ----------------  ---------------------  ---------------

   Total operating expenses                    906,508           303,883              1,260,334          649,176
                                       ----------------  ----------------  ---------------------  ---------------

Net loss from operations                      (665,533)          (20,445)              (653,513)         (27,233)

Other income (expense)                          (5,993)             (785)                20,313           (4,784)
                                       ----------------  ----------------  ---------------------  ---------------

Net loss                               $      (671,526)  $       (21,230)  $           (633,200)  $      (32,017)
                                       ================  ================  =====================  ===============


                           See notes to interim statements of operations and cash flows.

                                    PERSONNEL RESOURCES OF GEORGIA, INC.
                                  CONDENSED INTERIM STATEMENTS OF CASH FLOWS
                                                 (UNAUDITED)


                                                      Three Months Ended                  Six Months Ended
                                              ----------------------------------  --------------------------------
                                               March 31, 2004    March 31, 2003    June 30, 2004    June 30, 2003
                                              ----------------  ----------------  ---------------  ---------------
Net cash flows provided by (used in)
  operating activities                        $        40,105   $       (26,282)  $     (120,200)  $     (126,641)

Net cash flows used in investing activities          (101,343)          (15,562)         (92,725)         (25,351)

Net cash flows provided by (used in)
  financing activities                                 26,143           (17,615)         160,691           20,552
                                              ----------------  ----------------  ---------------  ---------------

Net decrease in cash                                  (35,095)          (59,459)         (52,234)        (131,440)

Cash, beginning or period                             159,611           131,440          159,611          131,440
                                              ----------------  ----------------  ---------------  ---------------

Cash, end of period                           $       124,516   $        71,981   $      107,377   $            0
                                              ================  ================  ===============  ===============



                            See notes to interim statements of operations and cash flows.

                      PERSONNEL RESOURCES OF GEORGIA, INC.
       NOTES TO INTERIM CONDENSED STATEMENTS OF OPERATIONS AND CASH FLOWS
                                  (UNAUDITED)


1.  Basis of Financial Statement Presentation

The accompanying unaudited condensed statements of operations and cash flows of Personnel Resources of Georgia, Inc. (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and applicable rules of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The accompanying interim statements and notes referred to above should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements for the years ended December 31, 2003 and 2002, which are included in Charys Holding Company, Inc. Form 8-K/A relating to its acquisition of the Company (see Note
3). Operating results for the three months and six months ended March 31, 2004 and June 30, 2004 are not necessarily indicative of the results of the Company that may be expected in future periods.

2.  Contingent Penalty and Bad Debt Expenses

Contingent penalty expense in the accompanying statement of operations for the three months ended March 31, 2004 relates to asserted IRS penalty notices associated with the timing and method used by the Company to pay payroll taxes. To date, the Company has been assessed penalties of approximately $211,000 relating almost entirely to tax payments made from January 1, 2004 through March 31, 2004. Management estimates the maximum exposure could be as high as $446,000. Because a preponderance of these penalties relate to an erroneous method used to pay the taxes and not for late payment, management believes there is a reasonable possibility of at least partial penalty abatement; however, there is no assurance any of the penalties will be abated once they are fully assessed. Therefore, management believes $301,000 is the best estimate of the exposure at this time. Bad debt expense in the accompanying statement of operations for the three months ended March 31, 2004 relates to receivables totaling $244,420, collection by the Company of which was considered to be doubtful.

3.  Subsequent Event

On July 30, 2004, Charys Holding Company, Inc. ("Charys"), a publicly-traded company, acquired all outstanding shares of the Company from Billy V. Ray, Jr., the controlling stockholder and CEO of Charys effective July 1, 2004. The transaction was accounted for by Charys in accordance with SFAS No. 141 "Business Combinations" as an exchange of equity interests between entities under common control, and not as a purchase. See Charys' Annual Report included in Form 10-QSB for the three months ended July 31, 2004 for further details relating to this transaction.

                                                                                                       ITEM 9.01(b)

                                  CHARYS HOLDING COMPANY, INC.
                          SUPPLEMENTAL PRO FORMA COMBINED BALANCE SHEET
                                           (UNAUDITED)


                                                               Historic
                                                    ---------------------------------
                                                                         Personnel
                                                     Charys Holding     Resources of             Pro Forma
                                                      Company, Inc.     Georgia, Inc.   ---------------------------
                                                     April 30, 2004    April 30, 2004    Adjustments     Combined
                                                    ----------------  ----------------  -------------  ------------
ASSETS
------
Current assets:
---------------
   Accounts receivable, net                         $           -0-   $       111,830                  $   111,830
   Notes receivable                                             -0-            24,268                       24,268
   Prepaid expenses                                             -0-           219,873                      219,873
                                                    ----------------  ----------------  -------------  ------------
      Total current assets                                      -0-           355,971                      355,971

Property and equipment, net                                     -0-            96,373                       96,373
Other noncurrent assets                                         -0-             1,188                        1,188
                                                    ----------------  ----------------  -------------  ------------

      Total assets                                  $           -0-   $       453,532   $        -0-   $   453,532
                                                    ================  ================  =============  ============


LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------
Current liabilities:
--------------------
   Accounts payable and accrued expenses            $     1,365,740   $       848,549                  $ 2,214,289
   Current portion of long-term debt                            -0-           141,334                      141,334
   Other current liabilities                                  2,919               -0-                        2,919
                                                    ----------------  ----------------  -------------  ------------
      Total current liabilities                           1,368,659           989,883                    2,358,542

Notes payable (Note A)                                          -0-            15,267        250,000       265,267
                                                    ----------------  ----------------  -------------  ------------

      Total liabilities (Note A)                          1,368,659         1,005,150        250,000     2,623,809
                                                    ----------------  ----------------  -------------  ------------

Stockholders' deficit:
   Preferred stock                                           10,000               -0-                       10,000
   Common stock (Note A)                                      4,863           213,959       (213,959)        4,863
   Additional paid-in capital                             1,842,131               -0-                    1,842,131
   Accumulated deficit (Note A)                          (3,225,653)         (765,577)       (36,041)   (4,027,271)
                                                    ----------------  ----------------  -------------  ------------
      Total stockholders' deficit                        (1,368,659)         (551,618)      (250,000)   (2,170,277)
                                                    ----------------  ----------------  -------------  ------------

      Total liabilities and stockholders' deficit   $           -0-   $       453,532   $        -0-   $   453,532
                                                    ================  ================  =============  ============

                                   CHARYS HOLDING COMPANY, INC.
                      SUPPLEMENTAL PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                           (UNAUDITED)


                                                    Historic
                                        ----------------------------------
                                                            Personnel
                                         Charys Holding    Resources of
                                          Company, Inc.    Georgia, Inc.            Pro Forma
                                         12 Months Ended  12 Months Ended   --------------------------
                                         April 30, 2004    April 30, 2004   Adjustments     Combined
                                        ----------------  ----------------  ------------  ------------

Net sales                               $           -0-   $     4,700,132                 $ 4,700,132
Cost of sales                                       -0-         3,222,502                   3,222,502
                                        ----------------  ----------------  ------------  ------------

Gross operating profit                              -0-         1,477,630                   1,477,630
                                        ----------------  ----------------  ------------  ------------

General and administrative expenses           1,897,774         1,443,858                   3,341,632
Bad debt expense                                    -0-           244,420                     244,420
Tax penalty expense                                 -0-           301,000                     301,000
                                        ----------------  ----------------  ------------  ------------
      Total operating expenses                1,897,774         1,989,278                   3,887,052
                                        ----------------  ----------------  ------------  ------------

Loss from continuing operations         $    (1,897,774)  $      (511,648)  $        -0-  $(2,409,422)
                                        ================  ================  ============  ============

Per share data - basic
   Net loss from continuing operations  $         (0.42)                                  $     (0.53)
                                        ================                                  ============
   Weighted average common shares
      outstanding                             4,527,161                                     4,527,161
                                        ================                                  ============

                                      CHARYS HOLDING COMPANY, INC.
                              SUPPLEMENTAL PRO FORMA COMBINED BALANCE SHEET
                                              (UNAUDITED)


                                                               Historic
                                                    ----------------------------------
                                                                         Personnel
                                                     Charys Holding     Resources of             Pro Forma
                                                      Company, Inc.     Georgia, Inc.   ---------------------------
                                                     April 30, 2003    April 30, 2003    Adjustments     Combined
                                                    ----------------  ----------------  -------------  ------------
ASSETS
------
Current assets:
---------------
   Cash                                             $           -0-   $       246,679                  $   246,679
   Notes receivable                                             -0-           204,284                      204,284
   Prepaid expenses                                             -0-           100,251                      100,251
                                                    ----------------  ----------------  -------------  ------------
      Total current assets                                      -0-           551,214                      551,214

   Property and equipment, net                                  -0-           162,426                      162,426
   Other noncurrent assets                                      -0-             1,188                        1,188
                                                    ----------------  ----------------  -------------  ------------

      Total assets                                  $           -0-   $       714,828   $        -0-   $   714,828
                                                    ================  ================  =============  ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------
Current liabilities:
--------------------
   Accounts payable and accrued expenses            $           -0-   $       413,380   $              $   413,380
   Unearned revenue                                             -0-           114,099                      114,099
   Current portion of long-term debt                            -0-            40,607                       40,607
   Current portion of capital lease obligations                 -0-             9,973                        9,973
   Other current liabilities                                 76,425               -0-                       76,425
                                                    ----------------  ----------------  -------------  ------------
      Total current liabilities                              76,425           578,059                      654,484

Notes payable (Note A)                                          -0-            40,182        250,000       290,182
Capital lease obligations                                       -0-             3,411                        3,411
                                                    ----------------  ----------------  -------------  ------------

      Total liabilities                                      76,425           621,652        250,000       948,077
                                                    ----------------  ----------------  -------------  ------------

Stockholders' deficit:
   Common stock (Note A)                                      4,363           213,959       (213,959)        4,363
   Additional paid-in capital                             1,266,038               -0-                    1,266,038
   Accumulated deficit (Note A)                          (1,346,826)         (120,783)       (36,041)   (1,503,650)
                                                    ----------------  ----------------  -------------  ------------
      Total stockholders' deficit                           (76,425)           93,176       (250,000)     (233,249)
                                                    ----------------  ----------------  -------------  ------------

      Total liabilities and stockholders' deficit   $           -0-   $       714,828   $        -0-   $   714,828
                                                    ================  ================  =============  ============

                                   CHARYS HOLDING COMPANY, INC.
                       SUPPLEMENTAL PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                            (UNAUDITED)


                                                       Historic
                                            --------------------------------
                                                               Personnel
                                            Charys Holding    Resources of
                                             Company, Inc.    Georgia, Inc.          Pro Forma
                                            12 Months Ended  12 Months Ended  ------------------------
                                            April 30, 2003   April 30, 2003   Adjustments    Combined
                                            ---------------  ---------------  ------------  ----------

Net sales                                   $           -0-  $     5,179,438                $5,179,438
Cost of sales                                           -0-        3,590,593                 3,590,593
                                            ---------------  ---------------  ------------  ----------

Gross operating profit                                  -0-        1,588,845                 1,588,845

General and administrative expenses                     -0-        1,529,786                 1,529,786
                                            ---------------  ---------------  ------------  ----------


Net income from continuing operations       $           -0-  $        59,059  $        -0-  $   59,059
                                            ===============  ===============  ============  ==========

Per share data - basic
   Net earnings from continuing operations  $          0.00                                 $     0.01
                                            ===============                                 ==========
   Weighted average common shares
     outstanding                                  4,308,538                                  4,308,538
                                            ===============                                 ==========

                          CHARYS HOLDING COMPANY, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


Note A - Effective July 1, 2004, the Company acquired all outstanding common shares of Personnel Resources of Georgia, Inc. from Billy V. Ray, Jr., who is the Company's CEO and controlling stockholder. Consideration for the acquisition included a $250,000 promissory note, convertible to common shares at the option of the Company, and provision for additional contingent consideration. Because of the controlling interests in both companies, the combination was accounted for in accordance with SFAS No. 141, "Business Combinations", as a transfer of assets/liabilities or a potential transfer of equity interests, and not as a purchase. For further details regarding this acquisition and the accounting treatment thereof, refer to the financial statement notes included in the Company's Quarterly Report on Form 10-QSB for the three months ended July 31, 2004.

The accompanying pro forma balance sheets and statements of operations present the combined financial position and results of operations as if this combination had occurred at the beginning of each period presented. Due to the nature of the combination and the required accounting treatment thereof, the effects on the Company's results of operations from the end of its most current fiscal year through the effective date of the combination, and the comparative prior year period, are already presented on a combined basis in the financial statements included in the Company's Quarterly Report on Form 10-QSB for the quarter ended July 31, 2004, and therefore pro forma financial statements for this interim period are unnecessary.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 20, 2004            CHARYS HOLDING COMPANY, INC.


                                   By /s/Billy  V.  Ray,  Jr.
                                      -----------------------
                                      Billy V. Ray, Jr., Chief Executive Officer